                                                                   Exhibit 10.35

                               SECURITY AGREEMENT
                               ------------------


     THIS SECURITY AGREEMENT (this "Agreement") dated as of March 6, 1997, is by
                                    ---------
and between JAYHAWK MEDICAL ACCEPTANCE CORPORATION, a Texas corporation ("Pledgor") and CARL H. WESTCOTT (the "Secured Party").
---------                              -------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Pledgor has borrowed funds from Secured Party and in connection with such borrowed funds, Pledgor has executed and delivered to Secured Party four notes, one of which is dated February 11, 1997, in the original principal amount of One Million Fifty Thousand Dollars ($1,050,000), one of which is dated February 18, 1997, in the original principal amount of Nine Hundred Thousand Dollars ($900,000), one of which is dated February 26, 1997, in the original principal amount One Million Dollars ($1,000,000) and one of which is dated March 4, 1997, in the original principal amount of One Million Dollars ($1,000,000); and

     WHEREAS, Pledgor has borrowed funds from NationsBank of Texas, N.A. ("NationsBank") and in connection with such borrowed funds, Pledgor has executed and delivered to NationsBank a note, dated October 1, 1996, in the original principal amount of Fifteen Million Dollars ($15,000,000) and subsequent to the execution of such note, NationsBank assigned its rights in and to the note to Secured Party (this assigned note, together with the notes in the original principal amounts of $1,050,000, $900,000, $1,000,000 and $1,000,000, as each may be modified, amended or restated, and any subsequent promissory note that may be delivered in the future by Pledgor to Secured Party, shall be collectively referred to as the "Notes"); and
                                 -----

     WHEREAS, Secured Party has requested that Pledgor execute and deliver to Secured Party this Agreement to secure the obligation.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Secured Party hereby agree as follows:

     1.   Incorporation of Notes.  The Notes, and the terms and provisions
          ----------------------
thereof are hereby incorporated herein in their entirety.

     2.   Certain Definitions.  As used herein, the following terms have the
          -------------------
meanings indicated:

          "Accounts Receivable" shall mean any "account", as such term is
           -------------------
     defined in the UCC, now owned or hereafter acquired by Pledgor and, in any event, shall include, without limitation, all accounts, accounts receivable, other receivables, contract rights, chattel paper, instruments, documents, notes, purchase orders, receipts and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to Pledgor (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or services rendered by Pledgor or from any other transaction, and all of Pledgor's rights to any goods represented by any of the foregoing, and all rights to the payment of money, including but not limited to tax refunds and insurance proceeds.

     "Chattel Paper" shall mean any "chattel paper", as such term is defined in
      -------------
the UCC, now owned or hereafter acquired by Pledgor.

     "Collateral" shall have the meaning assigned to such term in Section 3 of
      ----------                                                  ---------
this Agreement.

     "Contracts" shall mean all contracts, licenses, undertakings or other
      ---------
agreements in or under which Pledgor may now or hereafter have any right, title or interest, including, without limitation, (a) with respect to an Account Receivable, any agreement relating to the terms of payment or the terms of performance thereof, and (b) all lease agreements relating to Real Property or personal property and any and all related agreements.

     "Documents" shall mean any "documents", as such term is defined in the UCC,
      ---------
now owned or hereafter acquired by Pledgor, including, but not limited to all files, records, books, ledger cards, computer programs, tapes, disks and related electronic data processing software.

     "Equipment" shall mean any "equipment", as such term is defined in the UCC,
      ---------
now owned or hereafter acquired by Pledgor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, vehicles, trucks, automobiles, tools, dies, computers and office equipment now owned or hereafter acquired by Pledgor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Event of Default" shall mean:
      ----------------

     (a) Pledgor shall fail to pay any principal, interest or other amounts when due and payable or declared due and payable (whether at maturity, by acceleration or otherwise) under any one or more of the Notes;

     (b) Pledgor shall fail or neglect to perform, keep or observe any provision, condition, covenant or warranty contained in any one or more of the Notes or in this Agreement;

     (c) There shall occur any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral (as defined below);

     (d) A judgment or judgments for the payment of money in excess of $50,000 in the aggregate shall be rendered against Pledgor and any such judgment or judgments shall, if unsatisfied, remain unstayed for a period in excess of thirty (30) days;

     (e) The Collateral or any assets of Pledgor are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter; an application is made by any person, other than Pledgor, for the appointment of a receiver, trustee, or custodian for Pledgor's assets and the same is not dismissed within thirty
(30) days after the application therefor;

     (f) An application is made by Pledgor for the appointment of a receiver, trustee or custodian for any of Pledgor's assets; a petition under any section or chapter of the Bankruptcy Code or any similar law or regulation shall be filed by Pledgor; or Pledgor shall make an assignment for the benefit of its creditors or any case or proceeding is filed by Pledgor for its dissolution, liquidation, or termination;

     (g) Pledgor shall be enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; a petition under any section or chapter of the Bankruptcy Code or any similar law or regulation is filed against Pledgor or any case or proceeding is filed against Pledgor for its dissolution or liquidation, and such injunction, restraint or petition is not dismissed within thirty (30) days after the entry or filing thereof; or

     (h) A notice of lien, levy or assessment is filed of record with respect to all or any of Pledgor's assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the Pension Benefit Guaranty Corporation, or if any taxes or debts owing at any time or times hereafter to any one of these becomes a lien or encumbrance upon any of Pledgor's assets and the same is not released within thirty (30) days after the same becomes a lien or encumbrance.

     "Intangible Assets" shall mean any "general intangibles", as such term is
      -----------------
defined in the UCC, now owned or hereafter acquired by Pledgor and, in any event, shall include, without limitation, all right, title and interest which Pledgor may now or hereafter have in or under all licenses, customer lists, trade names, assumed names, rights in intellectual property, permits, service marks, service mark applications, patents, patent applications, telephone numbers and listings of Pledgor, copyrights, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, books, records, tax refunds, prepaid expenses, rights under capitalized leases, lease agreements relating to Real Property or personal property, rental contracts, lease-purchase agreements and related agreements, goodwill and rights of indemnification now owned or hereafter acquired by Pledgor.

     "Instruments" shall mean any "instrument", as such term is defined in the
      -----------
UCC, now owned or hereafter acquired by Pledgor.

     "Inventory" shall mean any "inventory", as such term is defined in the UCC,
      ---------
now owned or hereafter acquired by Pledgor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by Pledgor which are held for sale, rental or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed in the processing, packaging, delivery or shipping of the same, and all finished goods, and all parts and products thereof, all accessories thereto, and all documents therefor.

         "Proceeds" shall mean "proceeds", as such term is defined in the UCC
          --------
     and, in any event, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Pledgor from time to time with respect to any of the Collateral, (b) any and all payments made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, and (d) any cash, deposits, securities, instruments, documents, policies and certificates of insurance.

         "Real Property" shall mean all right, title and interest now or
          -------------
     hereafter held by Pledgor (whether in fee, under leasehold or otherwise) to or in any real property.

         "Secured Obligations" shall mean all of Pledgor's liabilities,
          -------------------
     obligations, covenants, agreements and indebtedness to Secured Party of any and every kind and nature, whether arising under the Notes, this Agreement, or any other promissory note, instrument or document (including any amendments, restatements, extensions, renewals or other modifications of any of the foregoing) or otherwise, now or hereafter owing, arising, due, or payable from Pledgor to Secured Party and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, including obligations of performance.

         "UCC" shall mean the Uniform Commercial Code as the same may, from time
          ---
     to time, be in effect in the State of Texas; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating thereto.

     3.   Grant of Security Interest.  As collateral security for the prompt and
          --------------------------
complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations, Pledgor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party and hereby grants to Secured Party a continuing security interest in all of Pledgor's right, title and interests in and to all of the following property and interests in property of Pledgor, whether now owned or existing, hereafter acquired or arising, or in which Pledgor now or hereafter has any rights, wheresoever located: all Accounts Receivable, Chattel Paper, Contracts, Documents, Equipment, Intangible Assets, Instruments, Inventory, Real Property, cash, and all books and records relating to each of the foregoing (including, without limitation, all data processing records, computer software, computer programs and other computer materials and records), and to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions, additions, products, proceeds and replacements for, and rents, profits and products of each of the foregoing (all of the foregoing being hereinafter collectively referred to as the "Collateral"). The assignments and security interests granted herein are made
-----------
as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Pledgor with respect to any of the Collateral or any transaction involving or giving rise thereto.

     4.   Rights of Secured Party; Limitations on Secured Party's Obligations.
          -------------------------------------------------------------------
It is expressly agreed by Pledgor that, anything herein to the contrary notwithstanding, Pledgor shall remain liable under each of its Contracts and other Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Secured Party shall not have any obligation or liability under any Contract or other Collateral by reason of or arising out of this Agreement or the granting to Secured Party of a security interest therein or the receipt by Secured Party of any payment relating thereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Pledgor under or pursuant thereto, or to make any inquiry as to the nature of the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     5.   Representations and Warranties.  Pledgor represents and warrants to
          ------------------------------
Secured Party, as of the date hereof and continuously, all of which representations and warranties shall survive indefinitely, that:

          (a) Pledgor is a corporation duly formed, validly existing and in good standing under the laws of the state of its corporation; is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same and where the failure to be so qualified would result in a material adverse effect on Pledgor; and possesses all requisite authority, power, licenses, permits and franchises to conduct its business and to execute, deliver and comply with the terms of this Agreement and the Notes.

          (b) Pledgor has taken all requisite corporate action(s) to authorize the execution and delivery of this Agreement and the Notes, consummate all transactions contemplated thereby, and perform and discharge all obligations thereunder. This Agreement and the Notes, when executed and delivered by all parties thereto, will constitute the valid, legal and binding obligations of Pledgor, enforceable against Pledgor in accordance with their terms.

          (c) Pledgor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all liens and encumbrances.

          (d) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Pledgor in favor of Secured Party.

          (e) Upon the filing of UCC financing statements with the Secretary of State of the State of Texas and upon Secured Party obtaining possession of all Instruments and Chattel Paper of the Pledgor, this Agreement will be effective to create a valid and continuing lien on and perfected first priority security interest in the Collateral prior to all other liens and security interests. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

          (f) Pledgor is not in default hereunder or under any of the Notes.

          (g) Pledgor's principal place of business, chief executive office and location where its records concerning the Collateral is kept is Two Galleria Tower, Suite 1800, Dallas, Texas 75240. All offices and places of business of Pledgor and all locations of Collateral are as described on Schedule 5(g) hereof
                                                            -------------
(collectively the "Collateral Locations"), which Schedule sets forth (i) the
                   --------------------
complete address for each such Collateral Location, (ii) identifies whether each such Collateral Location is used by Pledgor as an office, warehouse, and/or service center and (iii) provides a description of the lease pertaining to such Collateral Location, including, the term, rental payment obligations and full name and address of the landlord.

          (h) Pledgor has complied with all laws, rules, regulations and orders applicable to the operation of the business as conducted by Pledgor, the noncompliance with which would result in a material adverse effect on Pledgor.

          (i) Pledgor is not engaged in or threatened with any legal proceeding and there are no proceedings, claims or investigations of any kind pending or threatened against Pledgor, and Pledgor does not know of any basis or grounds therefor. There are no outstanding adjudication orders of any agency or tribunal against Pledgor.

     6.   Certain Covenants.  Until the Notes are paid and performed in full,
          -----------------
Pledgor covenants and agrees with Secured Party as follows:

          (a) Financing Statements and Further Documentation.  At any time and
              ----------------------------------------------
from time to time, upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may reasonably deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require and the execution and delivery of such documents (and the taking of such action) as may be necessary to preserve and protect Secured Party's interests in the Collateral. Upon the request of Secured Party, Pledgor agrees that it will, from time to time, furnish to Secured Party statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in form and detail reasonably satisfactory to Secured Party. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Upon request of Secured Party, Pledgor shall promptly endorse and deliver to Secured Party all documents, instruments, and chattel paper that it now owns or may hereafter acquire.

          (b) Certain Collateral.  Immediately upon Pledgor's receipt of that
              ------------------
portion of the Collateral which is or becomes evidenced by an agreement, instrument and/or document, including, without limitation, promissory notes, trade acceptances, documents of title and warehouse receipts, Pledgor shall deliver the original thereof to Secured Party together with appropriate endorsements or other specific evidence (in form and substance acceptable to Secured Party) of assignment thereof to Secured Party.

          (c) Indemnification.  In any suit, proceeding or action brought by
              ---------------
Secured Party relating to any of the Collateral for any sum owing thereunder, or to enforce any provision of any of the Collateral, Pledgor will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Pledgor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Pledgor, and all such obligations of Pledgor shall be and remain enforceable against and only against Pledgor and shall not be enforceable against Secured Party.

          (d) Compliance with Laws, etc.  Pledgor will comply, in all material
              --------------------------
respects, with all laws, acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Collateral or any part thereof or to the operation of Pledgor's business.

          (e) Limitation of Liens on Collateral.  Pledgor will not create,
              ---------------------------------
permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien, security interest or encumbrance on the Collateral except for (i) the security interest of Secured Party hereunder and will defend the right, title and interest of Secured Party in and to any of the Pledgor's rights under the Collateral against the claims and demands of all entities and persons whomsoever. Pledgor shall promptly pay when due all claims (including claims for labor, material and supplies) against the Collateral.

          (f) Maintenance of Insurance.  Pledgor will maintain, with financially
              ------------------------
sound and reputable companies, insurance policies insuring its tangible property against loss and business interruption by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses, and insuring Pledgor and Secured Party against liability for personal injury and property damage relating to the Collateral, such policies to be in such amounts and against at least such risks as are usually insured against, in the same general area by companies engaged in the same or a similar business, and notify Secured Party promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated or actual amount of such loss or decline. Pledgor shall deliver to Secured Party the original (or a certified copy thereof) of each policy of insurance and evidence of payment of all premiums therefore. Such policies of insurance shall contain an endorsement, in form and substance acceptable to Secured Party, naming the Secured Party as an additional insured with losses payable to Pledgor and Secured Party, as their respective interests may appear, under a standard non-contributory "secured party" clause. Pledgor hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to Secured Party, as its interest may appear. All such insurance shall contain a clause which provides that Secured Party's interest under the policy will not be invalidated by any act or omission of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy, and provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least thirty (30) days after receipt by Secured Party of written notice thereof.

          (g) Limitations on Disposition.  Pledgor will not sell, lease,
              --------------------------
transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except for the sale or rental of Inventory in the ordinary course of business, and shall engage in substantially the same type of business engaged in as of the date first provided herein.

          (h) Right of Inspection.  During regular business hours (unless an
              -------------------
Event of Default has occurred and is continuing, in which case at all times), Secured Party shall have full and free access to all books and records of Pledgor, and Secured Party or its representatives may examine the same and take extracts therefrom for the purpose of protecting and verifying its interests in the Collateral hereunder. Secured Party and its representatives shall also have the right to enter into and upon any premises where any of the Collateral is located during such times for the purpose of inspecting the same or otherwise protecting its interests therein.

          (i) Continuous Perfection.  Pledgor will not change its name, identity
              ---------------------
or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402 of the UCC (or any other then applicable provision of the UCC) unless Pledgor shall have given Secured Party at least sixty (60) days' prior written notice thereof and shall have taken all action necessary or requested by Secured Party to amend each financing statement or continuation statement so that it is not seriously misleading.

          (j) Location of Collateral.  Pledgor will not maintain any office or
              ----------------------
other place of business of any kind at, or consign Inventory to, any location other than the Collateral Locations described on Schedule 5(e) hereof, unless
                                                 -------------
Pledgor shall have given Secured Party at least twenty (20) days' prior written notice thereof and shall have taken all actions necessary or requested by Secured Party to perfect its security interest in the Collateral at such location.

          (k) Taxes.  Pledgor agrees to pay or discharge prior to delinquency
              -----
all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any danger of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with generally accepted accounting principles.

          (l) Notification.  Pledgor shall promptly notify Secured Party of (i)
              ------------
any lien, security interest, encumbrance or claim made or threatened against the Collateral from and after the date hereof, (ii) any material adverse change in the Collateral, including without limitation, any material damage to or loss of the Collateral, and (iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

          (m) Waiver by Pledgor.  Pledgor waives notices of the creation,
              -----------------
advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Notes; waives presentment, demand, notice of dishonor, and protest; and waives notice of the amount of the Notes outstanding at any time, notice of any change in financial condition of any party liable for the Notes or any part thereof (including any guarantor or surety), notice of any default or Event of Default, and all other notices respecting the Notes. No renewal or extension of or any other indulgence with respect to the Notes or any part thereof, no release of any security, no release of any party (including any maker, endorser, guarantor, or surety) liable on the Notes, no delay in enforcement of payment, and no delay, omission, or lack of diligence or care in exercising any rights with respect to the Notes, any security therefor, or guaranty thereof shall in any manner impair or affect the rights of Secured Party under any law, in equity under this Agreement. Secured Party need not file suit or assert a claim for judgment against any party for any part of the Notes or seek to realize upon any other security for the Notes, before foreclosing upon the Collateral for the purpose of paying the Notes. Pledgor waives any right to the benefit of, or to require or control application of, any other security or proceeds thereof, and agrees that Secured Party shall have no duty or obligation to Pledgor to apply to the Notes any such other security or proceeds thereof.

     7.   Secured Party's Appointment as Attorney-in-Fact.
          -----------------------------------------------

          (a) Pledgor hereby irrevocably constitutes and appoints Secured Party and any designees or agents thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in Secured Party's sole discretion, for the purpose of carrying out the terms of this Agreement, without notice to Pledgor, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, to ask, demand, collect, receive, settle, compromise, adjust and give discharges, releases, acquittances and receipts for any and all moneys due and to become due under any Collateral, to enter on the premises of Pledgor to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral, or any other Collateral, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof, to receive, open and dispose of mail addressed to either Pledgor, to sell, assign, transfer, make any agreements in respect of, or otherwise deal with or exercise rights in respect of any Collateral as though Secured Party were the absolute owner thereof, to adjust and settle claims under any insurance policy, to execute financing statements or amendments thereto or any other document or writing deemed necessary by Secured Party to evidence or perfect its security interest in any Collateral and to effect an assignment of Pledgor's telephone numbers and listings.

          (b) Secured Party agrees that, except upon and after the occurrence and of an Event of Default, it will not exercise the power of attorney or any rights granted to Secured Party pursuant to this Section 7, except with respect
                                                 ---------
to the power to execute financing statements or amendments thereto or any document or writing deemed necessary by Secured Party to evidence or perfect its security interest in the Collateral. Pledgor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein is a power coupled with an interest and shall be irrevocable until the Notes are indefeasibly paid in full. The powers conferred on Secured Party hereunder are solely to protect Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers and Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers.

     8.   Performance by Secured Party of Pledgor's Obligations.  If Pledgor
          -----------------------------------------------------
fails to perform or comply with any of its agreements contained herein and Secured Party, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Secured Party incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Notes, shall be payable by Pledgor to Secured Party on demand and shall constitute Secured Obligations hereunder.

     9.   Security Interest Absolute.  All rights of Secured Party, all security
          --------------------------
interests, and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceable of any of the Secured Obligations; (b) any change in the time, manner, or place of payment of, or in any other term in respect of, any Secured Obligations, or any amendment, modification, waiver, consent, release, or other action with respect to any of the Secured Obligations; (c) any increase in, addition to, exchange or release of, or non-perfection of any lien on, any other collateral, or any release or amendment, modification, waiver, consent, release, or other action with respect to any guaranty, for any Secured Obligations; (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Secured Obligations; or (e) the absence of any action on the part of Secured Party to obtain payment or performance of the Secured Obligations from Pledgor.

     10.  Remedies, Rights Upon Default.  Upon the occurrence of any Event of
          -----------------------------
Default, Secured Party shall have the following rights and remedies:

          (a) Secured Party may declare the Notes or any part thereof immediately due and payable, without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or any other notice whatsoever, all of which are hereby expressly waived by Pledgor.

          (b) Secured Party, without liability to Pledgor, may obtain from any party information regarding Pledgor or Pledgor's business, which such party may furnish without liability to Pledgor; require Pledgor to give possession or control of any Collateral to Secured Party; endorse as Pledgor's agent any instruments, documents, or chattel paper in the Collateral or representing proceeds of the Collateral; contact account debtors directly to verify information furnished by Pledgor; take control of proceeds, including stock received as dividends or by reason of stock splits; and release the Collateral in its possession to Pledgor, temporarily or otherwise. Secured Party shall not be liable for failure to collect any Collateral or proceeds thereof, or for any act or omission on the part of Secured Party, its officers, agents, or employees, except for its gross negligence or willful misconduct. The foregoing rights of Secured Party shall be in addition to, and not a limitation upon, any rights of Secured Party given by law, in equity, elsewhere in the Transaction Documents, or otherwise.

          (c) Subject to the rights of any other party holding a security interest in the Collateral as permitted under this Agreement, in addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Notes, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of Texas as of the date of this Agreement. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than five (5) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Notes and the enforcement of Secured Party's rights under this Agreement.

          (d) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

          (e) In the event that the proceeds of any sale, collection, or realization of Collateral are insufficient to pay all amounts to which Secured Party is legally entitled, Pledgor shall be liable for the deficiency, together with interest thereon at a per annum rate equal to 12%, and together with the costs of collection and the reasonable fees of any attorneys or agents employed to collect such deficiency.

     11.  Application of Proceeds.  The proceeds of any sale, disposition or
          -----------------------
other realization upon all or any part of the Collateral shall be applied and distributed by Secured Party in the following order of priorities:

              first, to Secured Party in an amount sufficient to pay in full the
              -----
          expenses of Secured Party in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, reasonable attorneys' fees;

              second, to Secured Party in an amount equal to the then unpaid
              ------
          principal of and accrued interest and prepayment premiums, if any, on the Secured Obligations; and

              finally, upon payment in full of all of the Notes, to pay to
              -------
          Pledgor, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     12.  Indemnification.  Pledgor hereby assumes all liability for the
          ---------------
Collateral, and for any use, possession and management of the Collateral, including without limitation, any taxes arising as a result of, or in connection with, the transactions contemplated herein and agrees to assume liability for, and to indemnify and hold Secured Party harmless from and against any and all claims, causes of action, or liability, howsoever arising from or incident to such use, possession and management. Pledgor further agrees to exonerate Secured Party from any liability for any loss, depreciation or other damage to the Collateral by virtue of any action on inaction of Secured Party.

     13.  Reinstatement.  This Agreement shall remain in full force and effect
          -------------
and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations, shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     14.  Miscellaneous.
          -------------

          (a) Waivers.  Pledgor hereby waives (i) any right to require Secured
              -------
Party to proceed against any other person or entity, to exhaust its rights in the Collateral, or to pursue any other right which Secured Party may have; (ii) with respect to the Secured Obligations, except as expressly required by the Secured Obligations, presentment and demand for payment, protest, notice of protest and non-payment, notice of the intention to demand or accelerate, notice of acceleration and notice of dishonor, and diligence in collection, review or sale of Collateral, grace, notice and protest; and (iii) all rights of redemption and of marshalling in respect of any and all of the Collateral.

          (b) Relief in Bankruptcy.  For good and valuable consideration,
              --------------------
Pledgor agrees that Secured Party shall be entitled to relief from the automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, on or against the exercise of the rights and remedies otherwise available to the Secured Party hereunder or under any or all of the Notes, in the event Pledgor files any petition for bankruptcy or is placed into or is the subject of a petition for bankruptcy under Title 11 of the U.S. Code or suffers the appointment of any trustee, receiver, liquidator or custodian.

          (c) Severability.  Any provision of this Agreement which is prohibited
              ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (d) No Waiver; Cumulative Remedies.  Secured Party shall not by any
              ------------------------------
act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Secured Party and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

          (e) Notices.  All notices, demands, requests, consents and other
              -------
communications hereunder shall be delivered pursuant to the terms and at the addresses set forth below:

          Pledgor:          Jayhawk Medical Acceptance Corporation
                            Two Galleria Tower
                            Suite 1800
                            Dallas, Texas 75240

          Secured Party:    Carl H. Westcott
                            100 Crescent Court
                            Suite 1620
                            Dallas, Texas 75201

          (f) Amendments; Assignments.  This Agreement may be amended only by a
              -----------------------
writing executed jointly by Pledgor and Secured Party. This Agreement is for the benefit of and binding upon the parties hereto and their respective successors and assigns. Secured Party may assign all or a part of its interest in this Agreement and its rights hereunder to any party.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts which shall, collectively and separately, constitute one agreement.

          (h) Section Titles and Headings.  All section titles and headings
              ---------------------------
contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          (i) No Obligation to Renew, Etc.  Secured Party shall have no
              ----------------------------
obligation to renew, extend, modify, rearrange or in any way alter the Secured Obligations at any time and all of the Secured Obligations at any time outstanding shall be secured by the security interests and liens granted in this Agreement.

          (j) GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE DEEMED A CONTRACT
              --------------------
AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND ACCEPTED BY PLEDGOR IN SAID STATE, THE LOCATION OF SECURED PARTY'S PRINCIPAL PLACE OF BUSINESS, AND ANY AND ALL CLAIMS, DEMANDS OR ACTIONS IN ANY WAY RELATING THERETO OR INVOLVING ANY DISPUTE BETWEEN ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT OR TORT, AT LAW, IN EQUITY OR STATUTORILY, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND/OR GOVERNED BY THE LAWS OF THE STATE OF TEXAS (EXCEPTING ITS CHOICE OF LAW RULES) AND THE LAWS OF THE UNITED STATES OF AMERICA. PLEDGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THE TRANSACTION DOCUMENTS, THE RELATIONSHIPS CREATED THEREBY OR THE SECURED OBLIGATIONS BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW. VENUE FOR ANY LEGAL PROCEEDING MAY BE DALLAS COUNTY, TEXAS; PROVIDED, THAT SECURED PARTY MAY CHOOSE ANY VENUE IN ANY STATE WHICH IT DEEMS APPROPRIATE IN THE EXERCISE OF ITS SOLE DISCRETION.

          (k) WAIVER OF JURY TRIAL.  PLEDGOR AND SECURED PARTY HEREBY KNOWINGLY,
              --------------------
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THE NOTES, THIS AGREEMENT, THE PURCHASE AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF PLEDGOR IN CONNECTION HEREWITH, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. PLEDGOR HEREBY CONSENTS AND AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, SUIT OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL, WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE OTHER PARTIES' CONSENT TO SUCH.

          (l) Severability.  If any provision of this Agreement or any payments
              ------------
pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Agreement and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

          (m) LEGAL COUNSEL.  PLEDGOR AND SECURED PARTY ACKNOWLEDGE THAT EACH
              -------------
HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH ALL MATTERS CONCERNING THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE NEGOTIATION, ACCEPTANCE AND EXECUTION OF THIS AGREEMENT; THAT EACH HAD THE

OPPORTUNITY TO RELY UPON THE ADVICE OF ITS INDEPENDENT LEGAL COUNSEL IN AGREEING TO THE TERMS AND CONDITIONS HEREIN AND IN EXECUTING THIS AGREEMENT; THAT EACH HAS READ, REVIEWED AND UNDERSTOOD THE TRANSACTION DOCUMENTS AND THAT THE OBLIGATIONS THEREUNDER REPRESENT VALID AND BINDING OBLIGATIONS OF PLEDGOR; AND THAT EACH HAS FREELY AND VOLUNTARILY ENTERED INTO THIS AGREEMENT AS THE PRODUCT OF ARM'S LENGTH NEGOTIATIONS.

          (n) ENTIRE AGREEMENT.  THIS AGREEMENT, TOGETHER WITH THE NOTES AND THE
              ----------------
OTHER TRANSACTION DOCUMENTS, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

SECURED PARTY:                              PLEDGOR:

 /s/ CARL H. WESTCOTT                       JAYHAWK MEDICAL ACCEPTANCE
-----------------------                     CORPORATION
CARL H. WESTCOTT                            a Texas corporation


                                            By:    /s/ FRED JACKSON
                                               -----------------------------
                                            Name:  FRED JACKSON
                                                 ---------------------------
                                            Title: Senior Vice President and
                                                  --------------------------
                                                   Chief Financial Officer
                                                  --------------------------

                                 Schedule 5(e)

                            Jurisdictions for Filing
                           UCC-1 Financing Statements
                           --------------------------



                       State of Texas, Secretary of State

                                 Dallas County

                                 Schedule 5(g)

                              Collateral Locations
                              --------------------

                            Equipment and Inventory


Office Address and           2001 Bryan Tower, Suite 600
Service Location:            Dallas, Texas 75201

Lease Term:                  Nine months, commencing October 1, 1996 and ending
                             at 5:00 p.m. June 30, 1997, subject to adjustment
                             and earlier termination as provided in Lease.

Rental Payment:              $25,420.75 per month, which is based on an annual
                             Basic Rental of $11.50 per rentable square foot.

Landlord:                    Equitable-Crow Tower 2001, Ltd., a Texas limited
                             partnership
                             2200 Ross Avenue, Suite 3700
                             Dallas, Texas 75201







Exhibit A, Page 1